JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.001 per share, of CD&L, Inc., and further agree that this Joint Filing Agreement be included as an exhibit to the Schedule 13D. Each party to this Joint Filing Agreement expressly authorizes each other party to file on its behalf any and all amendments to such statements. In evidence thereof, the undersigned, being duly authorized, hereby execute this agreement this 26th day of April, 2004.



                                               /s/Keith R. Fox
                                          ---------------------------------
                                                  Keith R. Fox







                                          EXETER CAPITAL PARTNERS IV, L.P.



                                          By: /s/Keith R. Fox
                                             --------------------------------
                                             Name:  Keith R. Fox



                                          EXETER IV ADVISORS, L.P.



                                           By: /s/Keith R. Fox
                                             --------------------------------
                                             Name:  Keith R. Fox


                                          EXETER IV ADVISORS, INC.



                                           By: /s/Keith R. Fox
                                             --------------------------------
                                             Name:  Keith R. Fox



                                          EXETER VENTURE LENDERS, L.P.



                                           By: /s/Keith R. Fox
                                             --------------------------------
                                             Name:  Keith R. Fox



                                          EXETER VENTURE ADVISORS, INC.



                                           By: /s/Keith R. Fox
                                             --------------------------------
                                             Name:  Keith R. Fox